LAZARD RETIREMENT SERIES, INC.

Supplement to Statement of Additional Information dated May 1, 2008

The following information supplements the information under "Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers."

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#
Erik McKee	11 (9.9 billion)	53 (4.2 billion)	251 (4.6 billion)

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*	Total assets in accounts as of June 30, 2008.

#    Mr. McKee manages three other pooled investment vehicles and one other account with assets of approximately $617.2 million and $588.7 million, respectively.

The following information replaces the information under "Management—Portfolio Managers—Ownership of Securities."

As of December 31, 2007 (March 31, 2008 and June 30, 2008 for Mr. Cohen and Mr. McKee, respectively), none of the portfolio managers owned any shares of any of the Portfolios.

Dated: July 16, 2008